Exhibit 99.1

SUPPLEMENTAL INFORMATION

         The following is supplemental information regarding Caraustar Industries, Inc.

         THIS IS NOT AN OFFER TO SELL OUR SECURITIES OR A SOLICITATION OF OFFERS TO BUY OUR SECURITIES.

         Unless the context otherwise requires, references in this supplemental information to “we,” “us,” “our” and similar terms mean Caraustar Industries, Inc. and its subsidiaries.

SPECIAL NOTE OF CAUTION REGARDING FORWARD-LOOKING STATEMENTS

•	The following information contains forward-looking statements. Forward-looking statements include statements regarding our goals, beliefs, plans, estimates, outlook or current expectations about future events, taking into account the information currently available to our management. Forward-looking statements are not statements of historical fact. For example, when we use words such as “believe,” “anticipate,” “expect,” “estimate,” “assume,” “intend,” “should,” “would,” “could,” or “may,” or other words, expressions, charts or graphs that address future events or outcomes, we are making forward-looking statements.

         Our forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially depending on a variety of important factors, including, but not limited to, fluctuations in raw material prices and energy costs, downturns in industrial production, housing and construction and the consumption of durable and nondurable goods, the degree and nature of competition, demand for our products, the degree of success achieved by our new product initiatives, changes in government regulations, our ability to complete and successfully integrate the operations of acquired businesses and our ability to service our substantial indebtedness. Additional relevant risk factors that could cause actual results to differ materially are discussed in the company’s registration statements and reports filed with the Securities and Exchange Commission, which are available from the company With respect to such forward-looking statements, we claim protection under the Private Securities Litigation Reform Act of 1995. We do not undertake any obligation to update our forward-looking statements.

         The following presentation includes disclosures of EBITDA and certain other measures, which do not represent, and should not be considered as, an alternative to measures determined in accordance with generally accepted accounting principles, or GAAP. Specifically, EBITDA should not be considered as an alternative to net income or cash flows from operating activities, each as determined in accordance with GAAP. The Company believes that EBITDA measures are commonly used to evaluate a company’s performance. Because EBITDA is not calculated in the same fashion by all companies, EBITDA as presented in the table may not be comparable

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to similarly titled measures reported by other companies. Therefore, in evaluating EBITDA and other such data, investors should consider, among other factors, the non-GAAP nature of the data, the Company’s GAAP financial statement amounts, actual cash flows and results of operations; and the comparability of such data presented to similarly titled measures reported by other companies.

         The following are excerpts of a presentation to be made by the Company at a conference in Boston, Massachusetts on November 20, 2002.

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Investor Presentation Thomas V. Brown, President & CEO Ronald J. Domanico, V.P. & CFO William A. Nix, III, V.P., Treasurer & Controller November 2002 (r)

Business and Industry Update

Business and Industry Update Market conditions and overcapacity continue to hurt the recycled boxboard industry; however, we have demonstrated an ability to increase our market share, reduce costs and generate cash in this environment. Selling prices have increased as a result of increased fiber costs. During the last five years, l,000,000 tons of capacity have been removed from the industry. We have accounted for 225,000 tons; 3 mills have been shut down and another has been temporarily idled during that period. Industry Overview

Business and Industry Update Other factors that assist in expediting a turn-around include: Housing starts remain robust Industry consolidation further removes excess capacity New capacity added for lightweight gypsum paper (400,000 tons) We have noticed improved performance as a result of internal initiatives Compared to continued year over year negative industry growth Industry Overview

Business and Industry Update Boxboard Shipments *Includes outside purchases

Competition Estimated 2003 Capacities of Major U.S. Recycled Boxboard Producers(1) (1) Source: American Forest and Paper Association and Bank of America. Business and Industry Update

Mill Capacity Utilization Source: American Forest and Paper Association. Caraustar typically maintains higher utilization rates than industry averages Caraustar Industry 1994 0.99 0.956 1995 0.995 0.945 1996 0.984 0.93 1997 0.99 0.953 1998 0.95 0.929 1999 0.958 0.955 2000 0.901 0.897 2001 0.85 0.835 2002e 0.899 0.849 Business and Industry Update

New Products in Strong Markets Taking Off New Gypsum Technology Gaining Market Acceptance Integrating Acquisitions and Consolidating Operations Bottom Line Gaining Momentum Volatility in Fiber Market Has Masked '02 Progress Business and Industry Update Company Overview - Where We are Now

New Products / Growth Businesses High Graphics Corrugated Outlook

New Products / Growth Businesses Overnight Mailers Outlook

New Products / Growth Businesses Frozen Foods Outlook

New Products / Growth Businesses Carded Packaging Outlook

Company Overview (cont'd) Gypsum Paperboard and Premier Boxboard Limited (PBL) The contract settlement with Georgia-Pacific provides for 10,000 to 20,000 tons / year, which exceeds current business volumes by 5,000 tons. New contract with a new customer for 80 - 100,000 tons per year began on July 1st and is currently at 120,000 tons. Expanding relations with an existing customer are expected to lead to substantial volume in 2003. Full-running PBL should generate $1 million / quarter in pre-tax earnings and over $3 million / quarter in EBITDA (our pro rata share is 50%) Business and Industry Update

Company Overview (cont'd) The Standard Gypsum joint venture is performing well Expected to generate up to $16 million in EBT in 2002 and over $19 million in EBITDA (our pro rata share is 50%). Gypsum wallboard demand has continued to grow, up 3% in 2002. The two JV's under current market conditions should generate $30 million per year EBITDA. Folding carton business remains solid; efforts to pass on boxboard price increases continue. Tube and Core volumes have improved sequentially for third straight quarter; pricing realization has been good but softening in the 4th quarter. Business and Industry Update

2002 YTD Results and Historical Perspective

YTD 2002 Results and Historical Perspective ($ in millions) Unaudited YTD 2002 Results (thru September)

Cash from Operations 92 24 93 39 94 48 95 59 96 97 97 71 98 95 99 92 0 83 1 57 LTM 66 Operating Cash Flow Cash Flow from Operations ($MM) 3Q/02 4Q 01 1Q 02 2Q 02 3Q 02 YTD 2002 Results and Historical Perspective

Capital Expenditures Acquisitions/Investments 93 21.3 14.4 94 29.3 9 95 28 35.1 96 32.1 138.4 97 36.3 63 98 40.7 62.2 99 35.7 206.1 0 58.3 89.5 1 28.1 0 02(f) 22 81.2 $ Millions Capital Deployment 102.9 99.3 170.5 63.1 38.3 35.7 241.8 147.8 28.1 102.0 YTD 2002 Results and Historical Perspective

YTD 2002 Results and Historical Perspective Credit Statistics

Headcount Reductions YTD 2002 Results and Historical Perspective

Outlook - 2002 and Beyond

Recovered Fiber Recovered Fiber Cost (Avg. Per Ton): Q1 Q2 Q3 Q4 2002 $60 $79 $113 $80 est. 2001 $69 $61 $ 63 $65 Margin Change Qtr 3 vs. Qtr 1: $50 per ton increase in fiber cost spread over two quarters reduced operating margin $13 million. Recent product price increases have restored Qtr 1 margins. We expect published OCC prices to stabilize in the $50-$60 per ton range in Qtr 4; increased volatility in future periods will depend largely on export demand. Outlook

Outlook Acquisition of the Industrial Packaging Division of Smurfit Stone Container Corp. completed 9/30/02; integration proceeding as planned. The 2001 volumes of the Smurfit segments were as follows: Uncoated recycled board mills - 118,000 tons Tube & Core Plants - 110,000 tons 55,000 tons supplied by Smurfit 7,000 tons supplied by Caraustar 48,000 tons supplied by other external suppliers Partition Plants - 15,000 tons (all outsourced from other suppliers) Smurfit Acquisition

The 2001 audited results for the Smurfit business were: Net Sales $137.8 Gross Profit 28.3 Gross Margin 20.5% Adjusted EBITDA* $12.7 YTD 2002 through September, this business has performed as well, despite 3rd quarter fiber cost escalation. *Excludes $3.9 million of Smurfit overhead allocation Outlook Smurfit Acquisition

Value creation opportunities: Supply uncoated recycled board from CSAR mills which is currently sourced externally; expect to achieve within 3 months Consolidate tube and core converting plants; expect to achieve within 18 months Including expected synergies, purchase price* of 3.0x 2001 Adjusted EBITDA *Includes $10.2 million of working capital requirements. Outlook Smurfit Acquisition

Sprague Mill: Outlook: Income Gains & Projections Developing Businesses

Outlook: Income Gains & Projections Developing Businesses Joint Ventures:

Gypsum Other Specialty Tube, Can, Drum Folding 2001 150 200 220 320 2003 205 220 320 330 Product Line Diversification Mill Volume by Segment (2001 vs. 2003 - Forecast) Outlook

Management's Near Term Agenda Execute SSCC Integration - drive synergies Debt Reduction - $38MM revolver paydown Rationalization - under-performing businesses Depreciation - change of estimate based on remaining useful life (third party appraisal) Consolidate PBL - Caraustar already manages Reduce SG&A / back office costs - in conjunction with Sarbanes-Oxley control initiatives, streamline processes Status of Real Estate Sales - Chicago, Camden, Chesapeake Outlook